KEMPER
INCOME AND CAPITAL
PRESERVATION FUND

ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED OCTOBER 31, 1996

OFFERING INVESTORS THE OPPORTUNITY FOR A HIGH LEVEL OF CURRENT INCOME AND PRESERVATION OF CAPITAL

    " . . .    Changes in the economy, changes in investors' expectations about the economy and the collapse of federal budget and
                   deficit reduction negotiations were the events
                      that shaped the bond market . . ."





                                                             [KEMPER FUNDS LOGO]

TABLE OF
CONTENTS

3
Economic Overview
5
Performance Update
8
Portfolio Statistics
9
Portfolio of
Investments
12
Report of
Independent Auditors
13
Financial Statements
15
Notes to
Financial Statements
19
Financial Highlights

AT A GLANCE

--------------------------------------------------------------------------------
KEMPER INCOME AND CAPITAL
PRESERVATION FUND TOTAL RETURNS
--------------------------------------------------------------------------------
For the year ended October 31, 1996 (unadjusted for any sales charge):

                                 [BAR GRAPH]


                                                Lipper
                                              Corporate
Class           Class          Class      Debt A Rated Funds
  A               B              C        Category Average*
--------------------------------------------------------------------------------
5.17%           4.20%          4.23%            4.82%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not reflect future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.



--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                                        AS OF      AS OF
                                                      10/31/96   10/31/95
--------------------------------------------------------------------------------
KEMPER INCOME AND CAPITAL
PRESERVATION FUND CLASS A                               $ 8.46     $ 8.62
--------------------------------------------------------------------------------
KEMPER INCOME AND CAPITAL
PRESERVATION FUND CLASS B                               $ 8.43     $ 8.59
--------------------------------------------------------------------------------
KEMPER INCOME AND CAPITAL
PRESERVATION FUND CLASS C                               $ 8.45     $ 8.61
--------------------------------------------------------------------------------

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
 KEMPER INCOME AND CAPITAL
 PRESERVATION FUND RANKINGS*
--------------------------------------------------------------------------------
Compared to all other funds in the Lipper Corporate Debt A Rated Funds category

                  CLASS A      CLASS B      CLASS C
                   SHARES       SHARES       SHARES
--------------------------------------------------------------------------------
1-YEAR            #38 OF       #86 OF       #81 OF
                 111 FUNDS    111 FUNDS    111 FUNDS
--------------------------------------------------------------------------------
5-YEAR            #12 OF        N/A          N/A
                 49 FUNDS
--------------------------------------------------------------------------------
10-YEAR           #11 OF        N/A          N/A
                 26 FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND AND YIELD REVIEW
--------------------------------------------------------------------------------

The following table shows per share dividend and yield information for the fund as of October 31, 1996.

                          A          B          C
                       SHARES     SHARES     SHARES
--------------------------------------------------------------------------------
ONE-YEAR INCOME:       $0.5860    $0.5065    $0.5096
--------------------------------------------------------------------------------
OCTOBER DIVIDEND:      $0.0475    $0.0411    $0.0414
--------------------------------------------------------------------------------
ANNUALIZED
DISTRIBUTION RATED+:     6.74%      5.85%      5.88%
--------------------------------------------------------------------------------
SEC YIELD+:              6.17%      5.50%      5.52%
--------------------------------------------------------------------------------

+Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 1996. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 1996, shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission.

TERMS TO KNOW

DURATION Duration is a measure of the interest rate sensitivity of a fixed-income portfolio incorporating time to maturity and coupon size. The larger the duration number, the greater the interest rate risk.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

YIELD A fund's yield is a measure of the net investment income per share earned over a specific one month or 30-day period expressed as a percentage of the maximum offering price of the fund's shares at the end of the period.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $76 BILLION IN ASSETS, INCLUDING $42 BILLION IN RETAIL
MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

As we approach the close of 1996, it's remarkable how eventful the year has been and yet, economically, we are essentially where we were one year ago.

     The fundamentals of the economy are remarkably similar today to what they were in 1995. Long-term interest rates are approximately 6.5% compared to 6.3% in November 1995. The economy is growing at a rate of approximately 2.2%. Inflation continues to be well under control, at about 3.0%.

     One significant difference between today and one year ago is that prices of the stocks are on average up 20%. While price movements were more volatile in 1996 than in the past few years, the patient investor was amply rewarded. The prime element sending the stock market higher was strong positive cash flows. This liquidity in an environment of modestly increasing corporate profits and relatively stable interest rates pushed stocks higher for most of the year.

     This higher stock market has caused many market observers to worry. While we cannot ignore what has happened, we find no reason to be bearish over the long term. The environment is benign to favorable for financial assets. Given steady interest rates, moderate economic growth and continued moderate corporate earnings growth, there are few excesses in the system. In fact, real interest rates are probably too high considering our outlook for inflation, and we may see them decline over time.

     Naturally, we cannot rule out the possibility of a market correction. But, in our belief, the downside would appear to be limited to 5% to 8%, which is the size of a typical correction based on historical data. As we have said in previous outlooks, three elements tend to move the market:

     - EARNINGS. We forecast corporate earnings to range between 0% and 5% on average for the Standard & Poor's 500* in 1997 -- not as high as in recent years but positive nonetheless.

     - INTEREST RATES. Rates should remain stable, and short-term interest rates may even decline.

     - LIQUIDITY. Investors, through mutual funds, 401(k)s and qualified contribution plans in particular, will continue to create strong demand for securities.

     In order to move the market more than would be expected in a typical decline, one or more of these elements will have to turn negative in 1997, and, while future market conditions cannot be predicted with certainty, we fail to see what would materially change our outlook. Our outlook going forward is that 1997 should be a lot like 1996.

     While the economy continued along a relatively consistent path, the United States took some politically significant steps in 1996. First, of course, President Bill Clinton and a Republican Congress were re-elected by the voters. In the first few days after the general election, especially, investors demonstrated their support for such a balance in our leadership. But of much greater long-term significance is the expressed commitment by both parties to balance the federal budget and address certain entitlement programs. The first year after an election can be a fertile time to accomplish major initiatives, and we are hopeful that progress can be made.

     The future of the Social Security system, which many experts believe will run out of money about 20 years from now, will be a subject in which you can expect Zurich Kemper Investments, Inc. to play a leadership role. The possible solutions for "fixing Social Security" are finite: raise Social Security taxes, reduce benefits, raise the retirement age, change inflation assumptions or pursue a higher rate of return on assets contributed by workers. We believe that a bipartisan solution will be worked out, which will include giving individuals the option of investing a portion of their Social Security contributions in an account earmarked for them. This change is needed to return credibility to the system, which many Americans have lost faith in.

     What to do with Social Security is a debate that spans generations and promises to occupy much attention in the coming years. As we hope to help advance constructive debate, we'll be advocating partial privatization for this federal program while maintaining a safety net for many low-wage earners and providing a seamless transition for seniors near or in retirement.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]


                               NOW (11/30/96)    6 MONTHS AGO    1 YEAR AGO      2 YEAR AGO
    10-YEAR TREASURY RATE(1)         6.2              6.91         5.71             7.81
    PRIME RATE(2)                    8.25             8.25         8.65             8.5
    INFLATION RATE(3)                3.19             2.75         2.6              2.67
    THE U.S. DOLLAR(4)               3.46             9.15        -2.58            -4.52
    CAPITAL GOODS ORDERS(5)*         7.61             3.93        11.3             12.38
    INDUSTRIAL PRODUCTION(5)*        3.6              3.35         1.71             6.58
    EMPLOYMENT GROWTH(6)             2.11             2.08         1.92             3.4

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of October 31, 1996.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.


  With this letter as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

December 10, 1996

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE U.S. STOCK MARKET.

PERFORMANCE UPDATE

[CESSINE PHOTO]

ROBERT CESSINE JOINED ZURICH KEMPER INVESTMENTS, INC. (ZKI) IN JANUARY 1993. HE IS SENIOR VICE PRESIDENT OF ZKI AND PORTFOLIO MANAGER OF KEMPER INCOME AND CAPITAL PRESERVATION FUND. CESSINE RECEIVED BOTH A B.S. AND M.S. DEGREE FROM THE UNIVERSITY OF WISCONSIN, MADISON, WISCONSIN, AND IS A CHARTERED FINANCIAL ANALYST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED
ON MARKET AND OTHER CONDITIONS.

ON THE HEELS OF DYNAMIC PERFORMANCE IN 1995, CORPORATE BONDS ENDURED A MORE DIFFICULT PERIOD IN 1996. KEMPER INCOME AND CAPITAL PRESERVATION FUND PORTFOLIO MANAGER ROBERT CESSINE DISCUSSES HOW SHIFTS IN INTEREST RATE DIRECTION, ECONOMIC GROWTH, AND MARKET PSYCHOLOGY DROVE PERFORMANCE IN THE CORPORATE BOND MARKET.

Q. IT SEEMS AS IF PERFORMANCE WITHIN THE BOND MARKET HAS FLUCTUATED QUITE A BIT DURING THE FUND'S FISCAL YEAR -- NOVEMBER 1, 1995, THROUGH OCTOBER 31, 1996. WOULD YOU EXPLAIN WHAT'S BEEN BEHIND THE VOLATILE PERFORMANCE?

A. Changes in the economy, changes in investors' expectations about the economy and the collapse of federal budget and deficit reduction negotiations were the events that shaped the bond market during the last 12 months.

     From the start of the fiscal year and into January 1996, interest rates fell quite dramatically. The decline was the result of decelerating economic growth and fear within the market that a recession was imminent. In addition, the market gained strength as it appeared that a federal budget agreement would be reached in Washington. All of these factors fueled higher market prices and yields fell accordingly.

     In late January, however, economic data were released which indicated that the slowdown in economic growth witnessed in late 1995 was likely the result of severe weather conditions as opposed to any fundamental weakness in the economy. Additionally, federal budget negotiations stalled, and an impasse developed, which effectively eliminated the chances for a balanced budget in 1996. Furthermore, in his testimony before congress, Federal Reserve Board Chairman Alan Greenspan intimated that the pace of economic growth was improving. This caused some investors to conclude that another reduction in interest rates was not imminent. The simultaneous timing of these events prompted investors to sell, and as they did interest rates rose dramatically.

     Another sharp spike in market rates occurred in early March, when the U.S. Department of Labor announced an unanticipated and dramatic increase in employment growth. Many bond investors saw this data as evidence that the economy was truly gaining momentum. The news caused a sell-off in the market because more rapid economic growth is associated with higher inflation, which erodes the value of fixed-income investments.

     From April through August, rates fluctuated as investors tried to anticipate changes in economic growth, inflation and the likelihood of an interest rate tightening by the Federal Reserve Board (the Fed). Although slightly volatile, interest rates moved up and down within a somewhat narrow trading range. By September, inflation was still under control and economic growth had begun to moderate, which calmed investors' fears of an intervention by the Fed.

Q. HOW DID THESE SHIFTS IN ECONOMIC EXPECTATIONS IMPACT THE PERFORMANCE OF KEMPER INCOME AND CAPITAL PRESERVATION FUND?

A. The fund performed well during the first and last months of its fiscal period. Unfortunately, performance suffered from February through June as the market anticipated a stronger economy and debated the possibility of an interest rate hike. Like most of the fixed-income market, we had expected that the

PERFORMANCE UPDATE

declining interest rate environment of 1995 would continue well into the first quarter of 1996. We positioned the fund for that scenario by maintaining a long duration stance -- beyond the average of our peers. Remember, duration is a measurement of a fund's sensitivity to interest rates. The longer the duration, the more sensitive it is to interest rate changes. This means that as interest rates rose, the fund's performance began to suffer.

     We were impacted most by the sharp rise in yields that resulted when the budget negotiations fell apart in February. So, we reduced the duration of the fund and positioned it for a higher rate environment. This helped minimize the fund's losses that occurred when the market traded down after the employment release in March. As it appeared that economic growth was moderating, we extended the fund's duration to a neutral, rather than a defensive, position. This extension of duration helped the fund's performance from July through October.

Q.   WHAT WERE THE BEST PERFORMING MARKET SECTORS DURING THE YEAR?

A. Corporate bonds and mortgage-backed securities were the best performing sectors in which the fund may invest. Corporate bonds outperformed U.S. Treasuries for the 12-month period ended October 31, 1996, and returned 6.22 percent. Treasuries returned 5.06 percent and mortgage-backed securities returned 6.92 percent according to Lehman Brothers.

Q.   DID THE FUND BENEFIT FROM THE STRONG PERFORMANCE IN MORTGAGES?

A. The fund did not own any mortgages during the fiscal year. We eliminated mortgages last year to take advantage of the outperformance of Treasuries.
For a very short time, early in 1996, mortgages were relatively inexpensive, but we chose not to purchase them at that point. We passed on the opportunity because we were not convinced that rates would rise significantly enough to warrant the purchase. Mortgages tend to outperform other types of high quality fixed-income securities when rates rise because they have relatively short durations. Conversely, they tend to underperform as rates fall, for the same reason and also because it is more likely that mortgage owners will refinance at lower market interest rates.

     When the upward direction of rates became apparent in early spring, the prices of mortgage securities were already too high to provide a suitable total return for the fund. If interest rates continue to fall, the relative prices of mortgages should continue to fall. If mortgage prices cheapen enough, we would then consider the possibility of adding them back into the portfolio.

Q. WERE THERE ANY INDUSTRIES WITHIN THE CORPORATE SECTOR THAT PERFORMED PARTICULARLY WELL?

A. The banking sector continued to provide strong performance during the period, and we added more Yankee bank issues to the portfolio. Yankee banks are foreign banks that issue debt in the United States, denominated in U.S. dollars. We continued to add these to the portfolio because they offered potential for appreciation. Because they're foreign, the banks seem to be less understood by the market. As a result, they're less expensive to buy than many domestic bank issues.

     In addition to the financial sector, the airline industry and companies in extractive industries like metals, mining and energy also performed well. Lower rated bonds also performed better than higher rated bonds as yield spreads narrowed throughout the year.

Q.   WHAT FACTORS LED TO THE REDUCTION OF THE FUND'S DIVIDEND IN MARCH?

A. As you know, dividend distributions are dependent on the fund's earnings. Kemper Income and Capital Preservation Fund's dividend had not been reduced in over three years, since December 1992. In that time, market interest rates fell substantially. The dividend was reduced by one-half the amount that interest rates have fallen since the last cut.

Q.   WHAT IS YOUR OUTLOOK FOR THE INVESTMENT-GRADE BOND MARKET?

A. The fundamental outlook for corporate bonds is good. We expect economic growth to remain moderate and don't look for any meaningful inflationary pressures to surface. The re-election of President Bill Clinton and a Republican congress should also be positive, especially if steps toward balancing the budget are taken. On a technical basis, spreads between corporate bonds and U.S. Treasuries are tight. What that means is that the returns of the two types of securities are very close. The coupon paid by corporates is now about the only difference in return between the two types of securities. However, even with these tight spreads, demand is still very strong for corporate bonds, which is good for the market and the fund.

Q.   WHAT WILL BE YOUR STRATEGY GOING FORWARD?

A. We intend to concentrate on finding value in the market -- issues with growth potential that may be undervalued today. Our credit research staff will be integral in helping to locate the winners.

PERFORMANCE UPDATE

KEMPER INCOME AND CAPITAL PRESERVATION FUND
--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
For periods ended October 31, 1996 (adjusted for the maximum sales charge)

                                                                            LIFE OF
                                            1-YEAR    5-YEAR    10-YEARS     CLASS
------------------------------------------------------------------------------------------------------
KEMPER INCOME AND CAPITAL PRESERVATION
FUND CLASS A SHARES                          0.39%     7.31%      7.92%       9.31%    (since 4/15/74)
------------------------------------------------------------------------------------------------------
KEMPER INCOME AND CAPITAL PRESERVATION
FUND CLASS B SHARES                          1.25       N/A        N/A        6.88     (since 5/31/94)
------------------------------------------------------------------------------------------------------
KEMPER INCOME AND CAPITAL PRESERVATION
FUND CLASS C SHARES                          4.23       N/A        N/A        8.14     (since 5/31/94)
------------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
 Growth of an assumed $10,000 investment in
 Kemper Income and Capital Preservation Fund Class A
 from 1/1/76 through 10/31/96
--------------------------------------------------------------------------------

                                                          1/1/76     12/31/80     12/31/85      12/31/90      10/31/96
----------------------------------------------------------------------------------------------------------------------
-Kemper Income and Capital Preservation Fund Class A(1)   $10,000     11,600       24,346        36,707         61,825
-Lehman Brothers Aggregate Bond Index+                    $10,000                                               69,976
-Consumer Price Index++                                   $10,000     15,550       19,694        24,108         28,522
----------------------------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
 Growth of an assumed $10,000 investment in
 Kemper Income and Capital Preservation Fund Class B
 from 5/31/94 Through 10/31/96
--------------------------------------------------------------------------------

                                                         5/31/94     12/31/94     12/31/95      10/31/96
--------------------------------------------------------------------------------------------------------
-Kemper Income and Capital Preservation Fund Class B(1)   $10,000     10,000      12,007        11,746
-Lehman Brothers Aggregate Bond Index+                    $10,000     10,077      11,839        12,277
-Consumer Price Index++                                   $10,000     10,149      10,407        10,732
--------------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
 Growth of an assumed $10,000 investment in
 Kemper Income and Capital Preservation Fund Class C
 from 5/31/94 through 10/31/96
--------------------------------------------------------------------------------

                                                         5/31/94     12/31/94     12/31/95      10/31/96
--------------------------------------------------------------------------------------------------------

-Kemper Income and Capital Preservation Fund Class C(1)   $10,000     10,009      12,041        12,084
-Lehman Brothers Aggregate Bond Index+                    $10,000     10,077      11,839        12,277
-Consumer Price Index++                                   $10,000     10,149      10,407        10,732
--------------------------------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

  *Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for A shares adjustment for the maximum sales charge of 4.5% and for B shares adjustment for the applicable contingent deferred sales charge as follows: 1-year, 3%; 5-year, 1%; since inception, 0%. For C shares purchased on or after April 1, 1996, there is a 1% CDSC on certain redemptions within the first year of purchase. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

  (1)Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A shares and the contingent deferred sales charge in effect at the end of the period for B shares. When reviewing the performance chart, please note that the inception date for the Lehman Brothers Aggregate Bond Index is January 1, 1976. As a result, we are unable to illustrate the life of class performance for Kemper Income and Capital Preservation Fund Class A shares. In comparing the Kemper Income and Capital Preservation Fund performance to the Lehman Brothers Aggregate Bond Index and the Consumer Price Index, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indices.

  +The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage backed securities. Source is Lehman Brothers, Inc.

 ++The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                        ON 10/31/96                 ON 10/31/95
--------------------------------------------------------------------------------
TREASURY BONDS AND NOTES                      13%                         18%
--------------------------------------------------------------------------------
FOREIGN BONDS                                  9                           5
--------------------------------------------------------------------------------
CORPORATE BONDS                               72                          65
--------------------------------------------------------------------------------
CASH AND EQUIVALENTS                           6                          12
--------------------------------------------------------------------------------
                                             100%                        100%


                      [PIE GRAPH]                 [PIE GRAPH]

                      ON 10/31/96                 ON 10/31/95
--------------------------------------------------------------------------------


YEARS TO MATURITY

                                         ON 10/31/96                 ON 10/31/95
--------------------------------------------------------------------------------
CASH AND EQUIVALENTS                           1%                         12%
--------------------------------------------------------------------------------
1-10 YEARS                                    72                          49
--------------------------------------------------------------------------------
10-20 YEARS                                   17                          20
--------------------------------------------------------------------------------
20+ YEARS                                     10                          19
--------------------------------------------------------------------------------
                                             100%                        100%


                      [PIE GRAPH]                 [PIE GRAPH]

                      ON 10/31/96                 ON 10/31/95
--------------------------------------------------------------------------------

AVERAGE MATURITY

                                       ON 10/31/96                  ON 10/31/95
--------------------------------------------------------------------------------
AVERAGE MATURITY                        13.2 YEARS                   12.4 YEARS
--------------------------------------------------------------------------------

* Portfolio composition is subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER INCOME AND CAPITAL PRESERVATION FUND

PORTFOLIO OF INVESTMENTS AT OCTOBER 31, 1996
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------
                                                                                   PRINCIPAL
GOVERNMENT OBLIGATIONS                                                                AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT--18.5%           U.S. Treasury Notes, 9.25%, 1998                     $30,000    $   31,772
                                 U.S. Treasury Bonds, 10.75%, 2003                     60,000        74,419
                                 -----------------------------------------------------------------------------
                                 TOTAL U.S. GOVERNMENT OBLIGATIONS
                                 (Cost: $107,510)                                                   106,191
                                 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENTS--5.7%        Republic of Argentina, 11.00%, 2006                    3,500         3,430
                                 Province of Nova Scotia, 8.75%, 2022                   4,000         4,671
                                 Province of Quebec, 8.625%, 2005                       7,500         8,296
                                 Republic of Finland, 7.875%, 2004                      5,000         5,390
                                 Republic of Italy, 6.875%, 2023                        5,000         4,734
                                 United Mexican States, 11.375%, 2016                   6,000         5,981
                                 -----------------------------------------------------------------------------
                                 TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                 (Cost: $31,908)                                                     32,502
                                 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS
--------------------------------------------------------------------------------------------------------------
BANKS--21.2%                     Abbey National First Capital, 8.20%, 2004              1,600         1,729
                                 Abbey National PLC., 7.35%, 2006                       3,350         3,405
                                 ABN-Amro Holding N.V., 8.25%, 2009                     7,000         7,508
                                 BCH Cayman Islands Limited, 7.70%, 2006                2,480         2,567
                                 Banco Central Hispano, 7.50%, 2005                     7,500         7,661
                                 Bangkok Bank, 7.25%, 2005                              7,500         7,370
                                 Capital One Bank, 8.125%, 2000                         7,500         7,815
                                 Citicorp, 7.625%, 2005                                 7,500         7,829
                                 Corporation Andina De Formento
                                   7.375%, 2000                                         3,000         3,053
                                   7.10%, 2003                                          2,000         2,000
                                 Crestar Financial Corporation, 8.75%, 2004             5,000         5,550
                                 First Fidelity Bancorporation, 9.625%, 1999            5,000         5,413
                                 Fleet Financial Group, Inc., 8.625%, 2007              5,000         5,541
                                 Kansallis Osake Bank, 10.00%, 2002                     5,000         5,742
                                 Kansallis Osake Pankki, 8.65%, 2050                    5,000         5,254
                                 NationsBank Corporation
                                   7.50%, 2006                                          2,500         2,587
                                   9.50%, 2004                                          5,000         5,746
                                 Riggs National Corp., 8.50%, 2006                      7,000         7,289
                                 Royal Bank of Scotland, 7.375%, 2049                   5,000         5,048
                                 Societe Generale, 7.40%, 2006                          6,240         6,396
                                 SunTrust Banks, 7.25%, 2006                            4,950         5,066
                                 Svenska Handelbanken, 8.35%, 2004                      5,000         5,448
                                 Wells Fargo and Company, 8.75%, 2002                   5,000         5,474
                                 -----------------------------------------------------------------------------
                                                                                                    121,491
--------------------------------------------------------------------------------------------------------------
COMMUNICATIONS, MEDIA
AND ELECTRONICS--5.4%            News American Holdings, Inc., 9.25%, 2013              7,500         8,453
                                 Tele-Communications, Inc., 9.80%, 2012                 6,000         6,191
                                 360 Communications, 7.50%, 2006                        8,250         8,191
                                 Time Warner Entertainment Co, L.P., 8.375%, 2023       3,750         3,840
                                 Time Warner Inc., 9.125%, 2013                         3,750         4,110
                                 -----------------------------------------------------------------------------
                                                                                                     30,785
--------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------
                                                                                   PRINCIPAL
                                                                                      AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS,
SERVICES AND RETAIL--8.4%        Circus Circus Enterprises, 6.45%, 2006               $ 3,950    $    3,758
                                 Dayton Hudson Corp., 7.25%, 2004                       5,000         5,050
                                 Dimon Inc., 8.875%, 2006                               5,500         5,651
                                 Federated Department Stores
                                   10.00%, 2001                                         7,500         8,208
                                   8.50%, 2003                                          3,000         3,119
                                 Grand Metropolitan Investment Corp., 8.625%, 2001      5,000         5,427
                                 La Quinta Motor Inns, 7.25%, 2004                      5,000         5,002
                                 RJR Nabisco, Inc., 8.00%, 2000                         3,500         3,637
                                 Royal Caribbean Cruises Ltd., 8.25%, 2005              7,480         8,004
                                 -----------------------------------------------------------------------------
                                                                                                     47,856
--------------------------------------------------------------------------------------------------------------
DRUGS AND HEALTH CARE--2.2%
                                 MedPartners, Inc., 7.375%, 2006                        6,450         6,504
                                 Tenet Healthcare, 8.625%, 2003                         6,000         6,330
                                 -----------------------------------------------------------------------------
                                                                                                     12,834
--------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--14.3%        AB Spintab, 7.50%, 2049                                6,000         6,073
                                 Aegon NV, 8.00%, 2006                                  5,000         5,351
                                 African Development Bank, 9.30%, 2000                  4,000         4,374
                                 Associates Corporation, N.A., 8.25%, 1999              5,000         5,269
                                 Equitable Life, 6.95%, 2005                            5,000         4,953
                                 ERAC USA Finance, 7.50%, 2003                          7,500         7,727
                                 Finova Capital Corporation, 9.125%, 2002               5,000         5,538
                                 General Electric Capital Corporation, 8.625%, 2008     5,000         5,713
                                 Guangdong International Trust & Investment
                                   Corporation, 8.75%, 2016                             5,000         5,095
                                 Household Finance, 8.00%, 2004                         5,000         5,340
                                 International Bank for Reconstruction &
                                   Development, 14.90%, 1997                            3,500         3,679
                                 Lehman Brothers Holdings, 7.25%, 2003                  5,000         5,064
                                 Salomon Inc., 7.50%, 2003                              6,490         6,607
                                 Sears Roebuck Acceptance Corporation, 8.45%, 1998      3,000         3,126
                                 TriNet Corporate Realty Trust
                                   7.30%, 2001                                          5,000         5,077
                                   7.95%, 2006                                          3,000         3,091
                                 -----------------------------------------------------------------------------
                                                                                                     82,077
--------------------------------------------------------------------------------------------------------------
MANUFACTURING AND
CAPITAL GOODS--2.6%              BHP Finance USA, 7.875%, 2002                          7,500         7,967
                                 Lockheed Corp., 7.70%, 2008                            6,500         6,852
                                 -----------------------------------------------------------------------------
                                                                                                     14,819
--------------------------------------------------------------------------------------------------------------
ENERGY AND CHEMICALS--8.8%       Citgo Petroleum Corporation, 7.875%, 2006              4,000         4,118
                                 Gulf Canada Resources, 8.35%, 2006                     7,450         7,746
                                 ISP Holdings, 9.00%, 2003                              1,950         1,965
                                 Oryx Energy Co., 8.375%, 2004                          6,000         6,240
                                 Parker & Parsley Petroleum
                                   8.25%, 2007                                          2,990         3,237
                                   8.875%, 2005                                         5,000         5,576
                                 Petronas Dagangan Berhad, 7.75%, 2015                  7,500         7,701
                                 Repsol International Finance, 7.00%, 2005              5,000         5,054
                                 USX Corporation, 9.375%, 2012                          7,500         8,566
                                 -----------------------------------------------------------------------------
                                                                                                     50,203
--------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL
                                                                                      AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
PAPER AND FOREST
PRODUCTS--3.7%                   Boise Cascade Company
                                   9.85%, 2002                                        $ 2,000    $    2,265
                                   9.45%, 2009                                          5,500         6,352
                                 Fletcher Challenge Capital Canada Inc., 8.25%,
                                   2016                                                 5,000         5,339
                                 James River Corporation, 9.25%, 2021                   6,000         6,980
                                 -----------------------------------------------------------------------------
                                                                                                     20,936
--------------------------------------------------------------------------------------------------------------
TRANSPORTATION--6.4%             Delta Airlines
                                 9.32%, 2009                                            4,441         4,946
                                 9.75%, 2021                                            6,000         7,225
                                 Ford Motor Credit, 7.75%, 2005                         5,000         5,248
                                 General Motors Acceptance Corporation,
                                 8.875%, 2010                                           5,000         5,769
                                 Penske Truck Leasing, 8.25%, 1999                      5,000         5,292
                                 United Airlines, 9.56%, 2018                           7,500         8,471
                                 -----------------------------------------------------------------------------
                                                                                                     36,951
--------------------------------------------------------------------------------------------------------------
UTILITIES--1.8%                  Chesapeake and Potomac Telephone Company of
                                   Virginia, 8.375%, 2029                               5,000         5,807
                                 Tenaga, Nasional Berhad, 7.50%, 2096                   5,000         4,770
                                 -----------------------------------------------------------------------------
                                                                                                     10,577
                                 -----------------------------------------------------------------------------
                                 TOTAL CORPORATE OBLIGATIONS--74.8%
                                 (Cost: $421,046)                                                   428,529
                                 -----------------------------------------------------------------------------
                                 TOTAL INVESTMENTS--99.0%
                                 (Cost: $560,464)                                                   567,222
                                 -----------------------------------------------------------------------------
                                 OTHER ASSETS LESS LIABILITIES--1.0%                                  5,776
                                 -----------------------------------------------------------------------------
                                 NET ASSETS--100%                                                $  572,998
                                 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTE TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Based on the cost of investments of $560,464,000 for federal income tax purposes at October 31, 1996, the gross unrealized appreciation was $12,654,000, the gross unrealized depreciation was $5,896,000 and the net unrealized appreciation of investments was $6,758,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER INCOME AND CAPITAL PRESERVATION FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Income and Capital Preservation Fund as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Income and Capital Preservation Fund at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1992, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          December 17, 1996

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996
(IN THOUSANDS)


-------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------
Investments, at value
(Cost: $560,464)                                                                               $567,222
-------------------------------------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                                                  375
-------------------------------------------------------------------------------------------------------
  Interest                                                                                       13,424
-------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                                581,021
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-------------------------------------------------------------------------------------------------------
Cash overdraft                                                                                    5,377
-------------------------------------------------------------------------------------------------------
Payable for:
  Dividends                                                                                       1,064
-------------------------------------------------------------------------------------------------------
  Fund shares redeemed                                                                              816
-------------------------------------------------------------------------------------------------------
  Investments purchased                                                                             142
-------------------------------------------------------------------------------------------------------
  Management fee                                                                                    253
-------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                        70
-------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                          51
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                            203
-------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                           47
-------------------------------------------------------------------------------------------------------
    Total liabilities                                                                             8,023
-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                     $572,998
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------------------------------------

Paid-in capital                                                                                $573,772
-------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                    (18,088)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                        6,758
-------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                              10,556
-------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                                    $572,998
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 THE PRICING OF SHARES
-------------------------------------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($484,005 / 57,196 shares outstanding)                                                          $8.46
-------------------------------------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 4.71% of net asset value or 4.50% of offering price)                     $8.86
-------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to contingent deferred sales charge) per share
  ($76,437 / 9,064 shares outstanding)                                                            $8.43
-------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to contingent deferred sale charge) per share
  ($5,611 / 664 shares outstanding)                                                               $8.45
-------------------------------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($6,945 / 821 shares outstanding)                                                               $8.45
-------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended October 31, 1996
(IN THOUSANDS)


-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------
Interest income                                                                                 $47,097
-------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                                  3,194
-------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                     1,145
-------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                         603
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                          1,270
-------------------------------------------------------------------------------------------------------
  Professional fees                                                                                  38
-------------------------------------------------------------------------------------------------------
  Reports to shareholders                                                                           128
-------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                           75
-------------------------------------------------------------------------------------------------------
    Total expenses                                                                                6,453
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                            40,644
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------

  Net realized gain on sales of investments                                                       6,015
-------------------------------------------------------------------------------------------------------
  Net realized loss from futures transactions                                                    (3,048)
-------------------------------------------------------------------------------------------------------
    Net realized gain                                                                             2,967
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                                          (12,747)
-------------------------------------------------------------------------------------------------------
Net loss on investments                                                                          (9,780)
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $30,864
-------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                              YEAR ENDED OCTOBER 31,
                                                                             1996                 1995
--------------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------
  Net investment income                                                    $ 40,644               39,636
--------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                    2,967               (2,954)
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation/depreciation                        (12,747)              49,840
--------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                         30,864               86,522
--------------------------------------------------------------------------------------------------------
Net equalization charges                                                     (1,036)                (381)
--------------------------------------------------------------------------------------------------------
Distribution from net investment income                                     (40,681)             (40,603)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions                     (65,576)              93,457
--------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (76,429)             138,995
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------------------------------

Beginning of year                                                           649,427              510,432
--------------------------------------------------------------------------------------------------------
END OF YEAR
(including undistributed net investment income of
$10,556 and $11,619, respectively)                                         $572,998              649,427
--------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper Income and Capital Preservation Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and, for shares sold on or after April 1, 1996, a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a national securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded.
                             Securities not so traded are valued at the last current bid quotation if market quotations are available. Exchange traded options are valued at the last sale price unless there is no sale price, in which event prices provided by market makers are used. Over-the-counter traded options are valued based upon prices provided by market makers.
                             Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on all fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent

NOTES TO FINANCIAL STATEMENTS

                             deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at October 31, 1996, amounting to approximately $18,058,000 is available to offset future taxable gains. If not applied, the loss carryover expires during the period 2002 through 2003.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI), and pays a management fee at an annual rate of .55% of the first $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $3,194,000 for the year ended October 31, 1996.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                                 COMMISSIONS
                                                                                                ALLOWED BY KDI
                                                                        COMMISSIONS     ------------------------------
                                                                      RETAINED BY KDI   TO ALL FIRMS    TO AFFILIATES
                                                                      ---------------   -------------   --------------
                                    Year ended October 31, 1996          $ 115,000         914,000          74,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and

NOTES TO FINANCIAL STATEMENTS

                             Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                                                COMMISSIONS AND
                                                                                               DISTRIBUTION FEES
                                                                      DISTRIBUTION FEES           PAID BY KDI
                                                                          AND CDSC        ----------------------------
                                                                       RECEIVED BY KDI    TO ALL FIRMS   TO AFFILIATES
                                                                      -----------------   ------------   -------------
                                    Year ended October 31, 1996           $ 750,000         1,435,000        89,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                    ASF PAID BY KDI
                                                              ASF PAID BY     ----------------------------
                                                            THE FUND TO KDI   TO ALL FIRMS   TO AFFILIATES
                                                            ---------------   ------------   -------------
                           Year ended October 31, 1996         $ 1,145,000       1,167,000        39,000

                             SHAREHOLDER SERVICES AGREEMENTS. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $924,000 for the year ended October 31, 1996.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. For the year ended October 31, 1996, the Fund made no direct payments to its officers and incurred trustees' fees of $29,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the year ended October 31, 1996, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $436,012

                             Proceeds on sales                           477,665

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                  YEAR ENDED OCTOBER 31,
                                                          1996                              1995
                                                 ---------------------------------------------------------
                                                 SHARES         AMOUNT             SHARES         AMOUNT
                             -----------------------------------------------------------------------------
                              SHARES SOLD
                             -----------------------------------------------------------------------------
                              Class A              8,700       $  72,664            11,111       $  90,463
                             -----------------------------------------------------------------------------
                              Class B              6,081          52,041            13,152         110,374
                             -----------------------------------------------------------------------------
                              Class C                596           5,059             1,023           8,763
                             -----------------------------------------------------------------------------
                              Class I                205           1,771             1,374          11,709
                             -----------------------------------------------------------------------------
                             -----------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                             -----------------------------------------------------------------------------
                              Class A              2,685          22,702             2,950          24,216
                             -----------------------------------------------------------------------------
                              Class B                441           3,738               254           2,120
                             -----------------------------------------------------------------------------
                              Class C                 25             211                10              92
                             -----------------------------------------------------------------------------
                              Class I                 78             661                26             224
                             -----------------------------------------------------------------------------
                             -----------------------------------------------------------------------------
                              SHARES REDEEMED
                             -----------------------------------------------------------------------------
                              Class A            (16,494)       (137,467)          (15,124)       (121,197)
                             -----------------------------------------------------------------------------
                              Class B             (8,647)        (75,755)           (3,307)        (28,190)
                             -----------------------------------------------------------------------------
                              Class C               (521)         (4,568)             (520)         (4,413)
                             -----------------------------------------------------------------------------
                              Class I               (780)         (6,633)              (82)           (704)
                             -----------------------------------------------------------------------------
                             -----------------------------------------------------------------------------
                              CONVERSION OF SHARES
                             -----------------------------------------------------------------------------
                              Class A                147           1,262               106             883
                             -----------------------------------------------------------------------------
                              Class B               (147)         (1,262)             (106)           (883)
                             -----------------------------------------------------------------------------
                              NET INCREASE
                              (DECREASE) FROM CAPITAL
                              SHARE TRANSACTIONS               $ (65,576)                        $  93,457
                             -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
6    FINANCIAL FUTURES
     CONTRACTS               The Fund has entered into exchange traded financial
                             futures contracts in order to help protect itself from anticipated market conditions and, as such, bears the risk that arises from entering into these contracts.

                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and its broker as the market value of the futures contract fluctuates. At October 31, 1996, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $2,176,000. The Fund also had liquid securities in its portfolio in excess of the face amount of the following short futures position open at October 31, 1996 (in thousands):

                                                            FACE         EXPIRATION       GAIN AT
                                          TYPE             AMOUNT           MONTH         10/31/96
                                ------------------------------------------------------------------
                                U.S. Treasury Bond        $ 37,527      December '96      $ 2,023

FINANCIAL HIGHLIGHTS

                                                    --------------------------------------------------
                                                                        CLASS A
                                                    --------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                                    1996      1995      1994      1993      1992
------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                  $8.62      7.91      8.97      8.34      8.22
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .58       .61       .61       .63       .67
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)           (.15)       .72     (1.03)      .62       .11
------------------------------------------------------------------------------------------------------
Total from investment operations                      .43      1.33      (.42)     1.25       .78
------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income             .59       .62       .59       .62       .66
------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                  --        --       .05        --        --
------------------------------------------------------------------------------------------------------
Total dividends                                       .59       .62       .64       .62       .66
------------------------------------------------------------------------------------------------------
Net asset value, end of year                        $8.46      8.62      7.91      8.97      8.34
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                         5.17%    17.47     (4.86)    15.48      9.83
------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------
Expenses                                              .96%      .90       .94       .82       .82
------------------------------------------------------------------------------------------------------
Net investment income                                6.90      7.31      7.34      7.26      8.01
------------------------------------------------------------------------------------------------------

[CAPTION]

                             ---------------------------     --------------------------     -----------------------------
                                       CLASS B                        CLASS C                          CLASS I
                             ---------------------------     --------------------------     -----------------------------
                                YEAR ENDED     MAY 31 TO        YEAR ENDED    MAY 31 TO     YEAR ENDED     JULY 3 TO
                                 OCT. 31,      OCT. 31,          OCT. 31,     OCT. 31,       OCT. 31,      OCT. 31,
                              1996       1995    1994        1996       1995    1994           1996          1995
--------------------------------------------------------     --------------------------     -----------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------     --------------------------     -----------------------------
Net asset value,
beginning of period           $8.59       7.90      8.16      8.61       7.90      8.16           8.61          8.52
--------------------------------------------------------     --------------------------     -----------------------------
Income from investment
operations:
  Net investment income         .50        .51       .23       .50        .53       .23            .60           .19
--------------------------------------------------------     --------------------------     -----------------------------
  Net realized and unrealized
  gain (loss)                 (.15)        .72      (.26)     (.15)       .72      (.26)          (.15)          .12
--------------------------------------------------------     --------------------------     -----------------------------
Total from investment
operations                      .35       1.23      (.03)      .35       1.25      (.03)           .45           .31
--------------------------------------------------------     --------------------------     -----------------------------
Less distribution from
net investment income           .51        .54       .23       .51        .54       .23            .61           .22
--------------------------------------------------------     --------------------------     -----------------------------
Net asset value, end of
period                        $8.43       8.59      7.90      8.45       8.61      7.90           8.45          8.61
--------------------------------------------------------     --------------------------           -----------------------
TOTAL RETURN (NOT ANNUALIZED)   4.20%    16.12      (.45)     4.23      16.45      (.44)          5.45          3.65
--------------------------------------------------------     --------------------------           -----------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------     --------------------------           -----------------------
Expenses                       1.93%      1.81      1.92      1.90       1.78      1.89            .72           .62
--------------------------------------------------------     --------------------------     -----------------------------
Net investment income          5.93       6.40      6.72      5.96       6.43      6.75           7.14          6.87
--------------------------------------------------------     --------------------------     -----------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-------------------------------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED OCTOBER 31,
                                                   1996        1995        1994        1993        1992
--------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)         $572,998     649,427     510,432     569,145     482,009
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                74%        182         163         190         178
--------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

TRUSTEES AND OFFICERS

TRUSTEES                                        OFFICERS

STEPHEN B. TIMBERS                              J. PATRICK BEIMFORD, JR.
President and Trustee                           Vice President

DAVID W. BELIN                                  ROBERT C. CESSINE
Trustee                                         Vice President

LEWIS A. BURNHAM                                CHARLES R. MANZONI, JR.
Trustee                                         Vice President

DONALD L. DUNAWAY                               JOHN E. NEAL
Trustee                                         Vice President

ROBERT B. HOFFMAN                               PHILIP J. COLLORA
Trustee                                         Vice President
                                                and Secretary
DONALD R. JONES
Trustee                                         JEROME L. DUFFY
                                                Treasurer
DOMINIQUE P. MORAX
Trustee                                         ELIZABETH C. WERTH
                                                Assistant Secretary
SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee



--------------------------------------------------------------------------------
LEGAL COUNSEL                 VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                              222 North LaSalle Street
                              Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT     KEMPER SERVICE COMPANY
                              P.O. Box 419557
                              Kansas City, MO 64141
                              1-800-621-1048

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT  INVESTORS FIDUCIARY TRUST COMPANY
                              127 West 10th Street
                              Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS          ERNST & YOUNG LLP
                              233 South Wacker Drive
                              Chicago, IL 60606

--------------------------------------------------------------------------------
INVESTMENT MANAGER            ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER         KEMPER DISTRIBUTORS, INC.
                              222 South Riverside Plaza Chicago, IL 60606 http://www.kemper.com

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